SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): January 19, 2001


                           Capsule Communications, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                              0-30555                 22-3055962
--------------------------------    -------------           ---------------
(State or Other Jurisdiction        (Commission           (IRS Employer
of Incorporation or Organization)   File Number)          Identification No.)


 Two Greenwood Square, 3331 Street Road, Suite 275
 Bensalem, Pennsylvania                                             19020
-------------------------------------------------                 ---------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (215) 633-9400


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ITEM 5. Other Events

     On January 18, 2001, James M. Rossi tendered his resignation as Chairman of the board of directors of Capsule Communications, Inc. effective immediately.


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                                SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Capsule Communications, Inc.


                               /s/ David B. Hurwitz
                              --------------------------------------
                              By: David B. Hurwitz
                              Title: President and Chief Executive Officer



Dated: January 19, 2001